Exhibit 23





INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration
Statement Nos. 2-754843, 2-91475, 33-20308, 33-27657, 33-69400 and
33-63608 on Form S-8 of our report dated November 7, 1997, appearing in this Annual Report on Form 10-K of the International
Game Technology for the year ended September 30, 1997.



DELOITTE & TOUCHE LLP

Reno, Nevada
December 12, 1997